Summary of Significant Accounting Policies (Narrative) (Details) $ in Thousands	12 Months Ended
	Mar. 31, 2017 USD ($)	Mar. 31, 2016 USD ($)	Mar. 31, 2015 USD ($)
Impairment of long-lived assets
Shipping and handling cost	501	458	514
Aggregate net foreign currency transaction gain	$ (361)	$ (559)	$ (205)
Hong Kong, Dollars
Exchange rate per dollar	7.7904	7.7904	7.7524
China, Yuan Renminbi
Exchange rate per dollar	6.8915	6.5698	6.2456